SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 16, 2010

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                                                                Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:                                                                                                                                (262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 16, 2010, the Board of Directors of Twin Disc, Incorporated (the “Company”) voted to increase the number of Directors from eight to nine, in accordance with Section (2) of Article III of the Company’s Bylaws.  The increase will be effective from such date until the meeting of the Board of Directors on or about October 15, 2010, at which time the number of Directors will be decreased to eight with the retirement of Mr. John A. Mellowes from the Company’s Board of Directors.

The Board of Directors then elected Mr. Michael C. Smiley, age 50, as a Director, pursuant to the recommendation of the Nominating and Governance Committee of the Board.  Mr. Smiley’s election was effective April 16, 2010. As an outside director, Mr. Smiley will receive an annual retainer of $25,000, paid in quarterly installments, a $1,500 fee for each Board and committee meeting attended, and $5,000 per year to the extent he would serve as a committee chairman.  It is anticipated that Mr. Smiley will attend the Directors’ Audit Committee meeting scheduled for July.  If he is reelected to the Board at the 2010 Annual Meeting of Shareholders, Mr. Smiley will be assigned to one or more committees and will also participate in the 2004 Stock Incentive Plan for Non-Employee Directors.  There are no arrangements or understandings between the Company and any other person pursuant to which Mr. Smiley was elected as Director, nor are there any transactions between Mr. Smiley and the Company in which he has a direct or indirect material interest that the Company is required to report pursuant to the rules of the Securities and Exchange Commission.

The Company's press release dated April 20, 2010 announcing Mr. Smiley’s election is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.  Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise.  Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K.  The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits

EXHIBIT NUMBER             DESCRIPTION

99.1	Press Release announcing the election of Michael C. Smiley as Director, effective April 16, 2010.

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 20, 2010	Twin Disc, Inc.

/s/ THOMAS E. VALENTYN
Thomas E. Valentyn
General Counsel & Secretary